UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On March 29, 2012, Porter Bancorp, Inc. issued a press release announcing that J. Chester Porter will be named Chairman Emeritus of Porter Bancorp, Inc. at the Company’s annual meeting of shareholders on May 16, 2012. The Company also announced that Phil W. Barnhouse was named Chief Financial Officer of Porter Bancorp and David B. Pierce was named Chief Risk Officer.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on March 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 29, 2012	PORTER BANCORP INC.

		By:	/s/ Phil Barnhouse
Phil Barnhouse
Chief Financial Officer, PBI Bank

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 29, 2012